UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2006, providing for the issuance of
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On January 31, 2006 (the “Closing Date”), a series of certificates, entitled Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, National Association as master servicer and securities administrator (the “Master Servicer”) and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1-A Certificates”, “Class A-1-B Certificates”, “Class A-1-C Certificates”, “Class A-2-A Certificates”, “Class A-2-B Certificates”, “Class A-2-C Certificates”, “Class A-2-D Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-X-1 Certificates”, “Class A-X-2 Certificates”, “Class A-X Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class CE Certificates”, “Class P Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one-to four-family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). On the Closing Date, the Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $651,175,203 as of January 1, 2006 (the “Cut-off Date”) that were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 31, 2006, between DB Structured Products, Inc. as seller (the “Seller”) and the Depositor (the “Mortgage Loan Purchase Agreement”). From the Closing Date up to and including March 31, 2006, the Depositor will purchase additional Mortgage Loans from the Seller pursuant to the terms and conditions of subsequent mortgage loan purchase agreements to be entered into between the Depositor and the Seller. The Class A-1-A Certificates, Class A-1-B Certificates, Class A-1-C Certificates, Class A-2-A Certificates, Class A-2-B Certificates, Class A-2-C Certificates, Class A-2-D Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-X-1 Certificates, Class A-X-2 Certificates, Class A-X Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement dated August 1, 2003, as amended an restated to and including January 30, 2006, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated January 30, 2006, between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Certificates have the following initial Certificate Principal Balances or Notional Amounts and Pass-Through Rates:

Class Designation	Original Principal Balance or Notional Amount(1)	Initial Pass-Through Rate
A-1-A	$84,000,000	5.4310%
A-1-B	$50,000,000	5.2000%
A-1-C	$41,000,000	5.6650%
A-2-A	$200,000,000	5.5000%
A-2-B	$75,000,000	5.6000%
A-2-C	$75,000,000	5.5300%
A-2-D	$24,653,000	5.7200%
A-3	$95,000,000	5.8650%
A-4	$25,000,000	5.9450%
A-X-1	Notional(3)	0.5623%(4)
A-X-2	Notional(3)	0.2982%(5)
A-X	Notional(3)	0.5000%(6)
M-1	$18,561,000	5.8200%
M-2	$8,007,000	5.8200%
M-3	$6,551,000	6.0000%
M-4	$6,915,000	6.0000%
M-5	$8,734,000	6.0000%

(1)
These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing. Amount is “notional” if so indicated.

(2)
The pass-through rate for each class of offered certificates (other than the Class A-X-1, Class A-X-2 and Class A-X Certificates) will be a fixed rate subject to the applicable Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates—Glossary—Pass-Through Rate”. In addition, the pass-through rate on the Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will increase by 0.50% per annum on the distribution date following the first optional termination date as described in this prospectus supplement under “Description of the Certificates—Glossary—Pass-Through Rate”.

(3)	This class of certificates will accrue interest on a notional balance calculated as described in this prospectus supplement under “Description of the Certificates—Glossary—Notional Amount”.

(4)
The pass-through rate for the Class A-X-1 Certificates will be a variable rate equal to the excess, if any, of (i) the lesser of (a) 6.0000% per annum and (b) the weighted average of the net mortgage rates on the Mortgage Loans over (ii) the weighted average pass-through rates of the Class A-1-A, Class A-1-B and Class A-2-A Certificates, weighted on the basis of the certificate principal balance of each such class.

(5)
The pass-through rate for the Class A-X-2 Certificates will be a variable rate equal to the excess, if any, of (i) the lesser of (a) 6.0000% per annum and (b) the weighted average of the net mortgage rates on the Mortgage Loans over (ii) the weighted average pass-through rates of the Class A-1-C, Class A-2-B, Class A-2-C, Class A-2-D, Class A-3 and Class A-4 Certificates, weighted on the basis of the certificate principal balance of each such class.

(6)
The pass-through rate for the Class A-X Certificates will be a variable rate equal to the excess, if any, of (i) the lesser of (a) 6.5000% per annum and (b) the weighted average of the net mortgage rates on the Mortgage Loans over (ii) 6.0000%.

The Certificates (other than the Class CE Certificates, the Class P Certificates and Class R Certificates) and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 30, 2006 (the “Prospectus Supplement”), and the Prospectus, dated August 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AB1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2006

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Hyung Peak
Name:	Hyung Peak
Title:	Managing Director

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

Index to Exhibits
Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AB1 Certificates.	8

EXHIBIT 4.1